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                                                                Exhibit 23.2
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                      CONSENT OF MOORE STEPHENS FROST

       As independent public accountants, we hereby consent to the use in the Registration Statement on Form S-4, dated November 24, 1997, of our report dated February 28, 1997. We also consent to the reference to our firm under "Experts" in the prospectus.




                                      /s/ Moore Stephens Frost

                                      Moore Stephens Frost

Little Rock, Arkansas
November 24, 1997